UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

_____________________

Form 8-K
_____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 10, 2008

CITIZENS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)
____________________________

DELAWARE	2-96144	55-0666598
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Third Street, Elkins, West Virginia	26241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (304) 636-4095

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Report is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any of Citizens Financial Corp.’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 2.02.  Results of Operations and Financial Condition.

On July 10, 2008, Citizens Financial Corp. reported earnings for the second quarter of 2008, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

The data contained herein is not necessarily indicative of the results which may be expected for the full year.  This data is unaudited and audited results may vary.  Citizens will file Form 10-Q for the quarter ended June 30, 2008 prior to August 14, 2008.  Upon filing, that report will be available on the company’s website at www.cnbelkins.com.

Item 9.01:  Financial Statements and Exhibits

(c)	Exhibits
99.1 Press Release Dated July 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Citizens Financial Corp.

/s/ 7/10/08	/s/ Thomas K. Derbyshire
Vice President, Treasurer, and
Principal Financial Officer